                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          August 5, 2005
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

          Delaware                    001-13403                84-1032638
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)

   4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri        64116
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code        (816) 584-5000
                                                  ------------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On August 9, 2005,  American  Italian Pasta Company  issued a press release announcing  it is  delaying  the release of its full  financial  results for the third fiscal  quarter ended July 1, 2005, and is also delaying the filing of its third quarter Form 10-Q with the Securities and Exchange Commission. The Company also stated that its Audit Committee is conducting an internal  investigation of certain  accounting  procedures  and practices and certain  other  matters.  The
Company  also  outlined   impairment  charges  and  other  financial   statement
adjustments  that it intends to record and  provided an overview of its business results for the third  quarter.  A copy of the press release is furnished  under
Item 9.01 of this Form 8-K as Exhibit 99.1.

Item 2.06 Material Impairments.

     On August 5, 2005, the Company  determined  that it could not file its Form
10-Q for the third fiscal  quarter  ended July 1, 2005 by the due date of August
10, 2005. The Company had anticipated that impairment  charges  (non-cash) to be recorded in the third  quarter  aggregating  $36.7  million on a pre-tax  basis, would be included in that report.  Because the  Quarterly  Report was not filed, the  Company is filing  this  report  under Item 2.06 of Form 8-K.  The  charges include  impairments of intangible  assets and property,  plant and equipment as follows:

Intangibles - Brands and Trademarks:  Certain of the Company's pasta brands have experienced  declines in sales volume and related  revenues  over recent  months resulting in corresponding declines in market share and profitability (primarily the Golden  Grain-Mission  and R&F brands).  The recent operating trends and the currently  forecasted future  performance for these brands differ  significantly from the  Company's  earlier  expectations.  In  accordance  with SFAS No. 142 -
"Goodwill and Other Intangible  Assets",  the recoverability of these intangible assets has been evaluated and the Company has determined  that  impairments  now exist. Accordingly, pre-tax impairment charges of $35.1 million will be recorded in the third quarter.

Long Lived Assets - Property, Plant and Equipment: During the third quarter, the
Company identified certain manufacturing  equipment that will not be utilized in the Company's future  operations.  In accordance with SFAS No. 144 - "Accounting for the Impairment or Disposal of Long Lived Assets", the Company will record in the third  quarter a write-down  of the  asset-carrying  values to estimated net realizable  value,  that  will  result in a  pre-tax  impairment  charge of $1.6 million.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Press release issued August 9, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ITALIAN PASTA COMPANY

Date:  August 11, 2005
                                         /s/ George D. Shadid
                                       -----------------------------------------
                                       George D. Shadid
                                       Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number                             Description
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    99.1                       Press release issued August 9, 2005